SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                  FORM 8-K/A-5


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 5, 2000
                                                         (December 2, 1999)



                           BLUE DOLPHIN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-15905                     73-1268729
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)


                             801 TRAVIS, SUITE 2100
                              HOUSTON, TEXAS 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Pro Forma Information

            BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

INTRODUCTION

      On December 2, 1999, Blue Dolphin Energy Company (the "Company") acquired a 75% ownership interest in American Resources Offshore, Inc. by purchasing approximately 39.0 million shares of American Resources common stock. The following unaudited pro forma condensed financial statements for the Company give effect to (i) the purchase of a 75% ownership interest in American Resources Offshore Inc. ("American Resources"), (ii) the private placement of 1,016,718 shares of the Company's common stock, par value $.01 per share, and
(iii) the issuance of a $1,000,000 principal amount convertible promissory note due June 1, 2000.

      The pro forma financial information is presented for illustrative purposes only and does not purport to represent what the Company's results would be if the transactions occurred at the dates indicated, nor does such information purport to project the results of operations for any future period or as of any future date due to American Resources disposing of all of its onshore oil and gas properties, an 80% interest in its Gulf of Mexico oil and gas properties, and settling substantially all of its debts. American Resources' remaining assets are an average 6% working interest in 8 producing oil and gas properties located offshore in the Gulf of Mexico. The pro forma condensed financial information should be read in conjunction with the notes thereto together with the Company's and American Resources' historical financial statements and the notes thereto, and "Management's Discussion and Analysis of Financial Condition and Results of Operations", contained in the respective Reports on Form 10-K for the year ended December 31, 1998, and Form 10-Q for the quarter ended September 30, 1999.

      The Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1999, assumes that the transactions were completed as of that date. The unaudited Pro Forma Condensed Statement of Operations for the nine months ended September 30, 1999, and the unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1998, assumed that the transactions were completed effective January 1, 1998. Since the acquisition of a 75% ownership interest in American Resources is accounted for using purchase accounting and American Resources uses the successful efforts method to account for its oil and gas properties, American Resources' historical and Pro Forma Balance Sheets are not included in the Company's Pro Forma Financial Statements below.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1999

                                                                       BLUE DOLPHIN                               BLUE DOLPHIN
                                                                      ENERGY COMPANY          PRO FORMA          ENERGY COMPANY
                      ASSETS                                             HISTORICAL          ADJUSTMENTS            PRO FORMA
                                                                      ---------------      ---------------       ---------------
Current assets:
   Cash and cash equivalents ......................................   $       615,858            5,207,104(1)          1,780,960
                                                                                               (4,042,002)(2)
   Trade accounts receivable ......................................           968,983              486,000(2)          1,454,983
   Crude oil inventory, at market .................................            19,871                                     19,871
   Prepaid expenses and other assets ..............................           138,399              273,000(2)            411,399
                                                                      ---------------      ---------------       ---------------

            Total current assets ..................................         1,743,111            1,924,102             3,667,213
                                                                      ---------------      ---------------       ---------------

Net property and equipment: .......................................         9,826,960            4,878,520(2)         14,705,480

Deferred federal income tax .......................................         1,974,416                                  1,974,416
Acquisition and development costs - Petroport .....................         1,700,554                                  1,700,554
Escrow fund .......................................................         1,154,237                                  1,154,237
Other assets ......................................................         1,056,987               33,000(2)          1,089,987
                                                                      ---------------      ---------------       ---------------

            Total Assets ..........................................   $    17,456,265            6,835,622            24,291,887
                                                                      ===============      ===============       ===============

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Trade accounts payable and accrued expenses ....................   $     1,314,364              121,000(2)          1,435,364
   Accrued interest payable .......................................            54,432              304,351(2)            358,783
   Current portion of long term debt ..............................           260,000            1,000,000(1)          1,260,000
   Income taxes payable ...........................................            90,306                                     90,306
                                                                      ---------------      ---------------       ---------------
            Total current liabilities .............................         1,719,102            1,425,351             3,144,453

Long-term debt ....................................................         2,050,600           (1,811,555)(1)           239,045
Minority interest .................................................                              1,193,000(2)          1,193,000

Total stockholders' equity ........................................        13,686,563            6,028,826(1)         19,715,389
                                                                      ---------------      ---------------       ---------------

      Total Liabilities and
      Stockholders' Equity ........................................   $    17,456,265            6,835,622            24,291,887
                                                                      ===============      ===============       ===============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

                                  BLUE DOLPHIN              AMERICAN RESOURCES OFFSHORE                              BLUE DOLPHIN
                                 ENERGY COMPANY   -----------------------------------------------   PRO FORMA       ENERGY COMPANY
                                   HISTORICAL      HISTORICAL      ADJUSTMENTS         ADJUSTED    ADJUSTMENTS        PRO FORMA
                                  ------------    ------------    ------------       ------------  ------------      ------------
Revenue from operations:
   Pipeline operations .......... $  2,788,944                                                                          2,788,944
   Oil and gas sales and
     operating fees .............      769,829      36,137,000     (30,700,000)(3)      5,437,000                       6,206,829
                                  ------------    ------------    ------------       ------------  ------------      ------------

          Revenue from
            operations ..........    3,558,773      36,137,000     (30,700,000)         5,437,000          --           8,995,773
                                  ------------    ------------    ------------       ------------  ------------      ------------

Cost of operations:
   Pipeline operating
     expenses ...................      796,144                                                                            796,144
   Lease operating expenses .....      669,377      18,168,000     (16,328,000)(3)      1,840,000                       2,509,377
   Repairs and maintenance
     costs ......................      264,630                                                                            264,630
   Impairment of oil and
     gas properties .............   12,011,544      36,735,000     (31,030,000)(3)      5,705,000                      17,716,544
   Depletion, depreciation
     and amortization ...........      400,982      18,031,000     (14,629,000)(3)      3,402,000(8)                    3,802,982
   General and administrative
     expenses ...................    1,466,738       4,569,000            --            4,569,000(5)                    6,035,738
                                  ------------    ------------    ------------       ------------  ------------      ------------
          Cost of operations ....   15,609,415      77,610,000     (62,094,000)        15,516,000          --          31,125,415
                                  ------------    ------------    ------------       ------------  ------------      ------------

          Income (loss) from
            operations ..........  (12,050,642)    (41,473,000)     31,394,000        (10,079,000)         --         (22,129,642)

Other income (expense):
   Interest expense .............     (215,141)     (7,437,000)      6,987,000(3)        (450,000)      450,000(4)       (215,141)
   Interest expense
     private placement ..........                                                                       100,000(6)        100,000
   Other income .................         --           239,000            --              239,000                         239,000
   Interest income ..............      105,994         101,000         (60,000)(3)         41,000                         146,994
                                  ------------    ------------    ------------       ------------  ------------      ------------

          Income (loss) before
            income taxes  .......  (12,159,789)    (48,570,000)     38,321,000        (10,249,000)    1,050,000       (21,858,789)

Miniority interest ..............                                                                     2,562,250         2,562,250

Income tax benefit ..............    3,099,810       2,346,000            --            2,346,000                       5,445,810(7)
                                  ------------    ------------    ------------       ------------  ------------      ------------

          Net income (loss)
            attributable to
            common stockholders . $ (9,059,979)    (46,227,000)     41,809,000         (4,418,000)    1,050,000       (13,850,729)
                                  ------------    ------------    ------------       ------------  ------------      ------------

Earnings (loss) per share:
     Basic ...................... $      (2.02)                                                                             (2.51)
                                  ============                                                                       ============

Weighted average number of
  common shares outstanding
  and dilutive potential
   common shares:
     Basic ......................    4,492,344                                                                          5,509,062
                                  ============                                                                       ============

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1999

                                           BLUE DOLPHIN         AMERICAN RESOURCES OFFSHORE                            BLUE DOLPHIN
                                          ENERGY COMPANY --------------------------------------------     PRO FORMA   ENERGY COMPANY
                                            HISTORICAL    HISTORICAL    ADJUSTMENTS         ADJUSTED     ADJUSTMENTS     PRO FORMA
                                            -----------  -----------    -----------       -----------    -----------    -----------
Revenue from operations:
   Pipeline operations ...................  $ 1,393,880                                                                   1,393,880
   Oil and gas sales
     and operating fees ..................      426,294   18,570,000    (14,440,000)(3)     4,130,000                     4,556,294
                                            -----------  -----------    -----------       -----------    -----------    -----------

         Revenue from
           operations ....................    1,820,174   18,570,000    (14,440,000)        4,130,000           --        5,950,174
                                            -----------  -----------    -----------       -----------    -----------    -----------

Cost of operations:
   Pipeline operating
     expenses ............................      708,840                                                                     708,841
   Lease operating
     expenses ............................      453,470    9,029,000     (8,076,000)(3)       953,000                     1,406,470
   Repairs and maintenance
     costs ...............................      473,080      365,000       (292,000)(3)        73,000                       546,080
   Depletion, depreciation
     and amortization ....................      355,946    9,420,000     (7,658,000)(3)     1,762,000(8)                  2,117,946
   General and administrative
     expenses ............................    1,486,258    3,322,000     (2,509,000)(3)       813,000(5)                  2,299,258
                                            -----------  -----------    -----------       -----------    -----------    -----------

         Cost of operations ..............    3,477,594   22,136,000    (18,535,000)        3,601,000           --        7,078,594
                                            -----------  -----------    -----------       -----------    -----------    -----------

         Income (loss) from
           operations ....................   (1,657,420)  (3,566,000)     4,095,000           529,000                    (1,128,420)

Other income (expense):
   Interest expense ......................     (181,834)  (6,560,000)     6,222,000(3)       (338,000)       338,000(4)    (106,834)
   Interest expense private
     placement ...........................                                                                    75,000(6)
   Gain on sale of assets ................    2,052,920                                                                   2,052,920
   Other expense .........................         --       (252,000)          --            (252,000)                     (252,000)
   Interest and other income .............       15,106      141,000       (118,000)(3)        23,000                        38,106
                                            -----------  -----------    -----------       -----------    -----------    -----------

         Income before income
           taxes and cumulative
           effect of a change
           in an accounting principle ....      228,772  (10,237,000)    10,199,000           (38,000)       413,000        603,772

Minority interest ........................                                                                     9,500          9,500

Provision for income taxes ...............      (67,503)                                         --                         (67,503)
                                            -----------  -----------    -----------       -----------    -----------    -----------

         Income before cumulative
           effect of a change in an
           accounting principle ..........      161,269  (10,237,000)    10,199,000           (38,000)       413,000        545,769

Cummulative effect at January 1, 1999
  of a change in accounting principle
  for start up cost, net of income tax
  benefit of $41,480 .....................      (80,334)                                                                    (80,334)
                                            -----------  -----------    -----------       -----------    -----------    -----------

Net income ...............................  $    80,935  (10,237,000)    10,199,000           (38,000)       413,000        465,435
                                            ===========  ===========    ===========       ===========    ===========    ===========

Earnings per common share-basic:
    Income before accounting change ......  $      0.03                                                                        0.10
    Cumulative effect of a change in
      accounting principle ...............        (0.01)                                                                      (0.01)
                                            -----------                                                                 -----------
    Net income ...........................  $      0.02                                                                        0.08
                                            ===========                                                                 ===========

Earnings per common share-diluted:
    Income before accounting change ......  $      0.03                                                                        0.10
    Cumulative effect of a change
      in accounting principle ............        (0.01)                                                                      (0.01)
                                            -----------                                                                 -----------
    Net income ...........................  $      0.02                                                                        0.08
                                            ===========                                                                 ===========
Earnings (loss) per share:


Weighted average number of common shares
   outstanding and dilutive potential
   common shares:
     Basic ...............................    4,694,895                                                                   5,534,678
                                            ===========                                                                 ===========

     Diluted .............................    4,793,594                                                                   5,561,613
                                            ===========                                                                 ===========

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS


BALANCE SHEET

(1) The Company completed a $7,100,000 private placement consisting of 1,016,718 shares of its common stock and a $1,000,000 convertible promissory note from a director of the Company, to fund the acquisition of American Resources. Approximately $1,900,000 of the proceeds from the private placement was provided by the holders of the Company's promissory notes due December 31, 2000, tendering their promissory notes in exchange for common stock. The common stock was sold at $6.00 per share.

(2) The Company purchased a 75% ownership interest in American Resources for approximately $4,500,000. The American Resources balances consolidated into the Company reflect transactions that were required to be completed on or before the Company's purchase of the 75% ownership interest in American Resources. These transactions included the disposition of all American Resources' onshore oil and gas properties and an 80% interest in its Gulf of Mexico oil and gas properties; and American Resources settling substantially all of its debts. American Resources' remaining assets are an average 6% working interest in 8 producing oil and gas properties located offshore in the Gulf of Mexico.

STATEMENTS OF OPERATIONS

(3) To reflect the transactions required to be completed on or before the Company's purchase of a 75% ownership interest in American Resources. These transactions included the disposition of all of American Resources' onshore oil and gas properties and an 80% interest in its Gulf of Mexico oil and gas properties; and American Resources settling substantially all of its debts.

(4) Interest on a $5,000,000 note payable from American Resources to the Company of $450,000 and $338,000 is eliminated from the Company's Pro Forma Statement of Operations for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively.

(5) The general and administrative expenses reported by American Resources for the year ended December 31, 1998 and nine months ended September 30, 1999 have not been adjusted, even though the Company expects actual G&A to be lower due to the elimination of duplicate services and personnel.

                  BLUE DOLPHIN ENERGY COMPANY AND SUBSIDIARIES

(6) To record interest of $100,000 and $75,000 for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively, on the promissory note issued by the Company to fund the acquisition of American Resources. The promissory note bears interest at a rate of 10%, which is the fixed rate stated in the promissory note as negotiated via arm's length negotiations between the parties.

(7) No pro forma adjustments needed due to the Company's net loss carryforward position and the 100% valuation allowance on deferred tax assets.

(8) Depletion, depreciation and amortization are determined based upon the units of production during the period. The life of the reserves is expected to be approximately 10 years.


                  (b) Exhibits

                  99.1* Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company.

                  99.2* The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          BLUE DOLPHIN ENERGY COMPANY


Date: December 5, 2000                    By:  /s/ G. BRIAN LLOYD
                                                   G. Brian Lloyd
                                                   Vice President, Treasurer

                                INDEX TO EXIBITS

      EXHIBIT           DESCRIPTION OF EXHIBIT

      99.1* Investment Agreement, as amended, by and between American Resources Offshore, Inc. and Blue Dolphin Exploration Company (incorporated by reference from the Company's Schedule 13D filed with the Securities and Exchange Commission on October 22, 1999).

      99.2* The financial statements contained in American Resources Offshore, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission (the "SEC") on April 16, 1999 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999 filed with the SEC on November 15, 1999.

*Previously filed.